Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of October 18, 2011

by and among

GOVERNMENT PROPERTIES INCOME TRUST,

as Borrower,

THE LENDERS PARTY HERETO,

as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

BANK OF AMERICA, N.A.,

as Syndication Agent,

and

U.S. BANK NATIONAL ASSOCIATION,

REGIONS BANK,

and

ROYAL BANK OF CANADA

as Documentation Agents

and

WELLS FARGO SECURITIES, LLC

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers and
Joint Lead Bookrunners

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 18, 2011, by and among GOVERNMENT PROPERTIES INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 28, 2010 (as amended and as in effect immediately prior to the effectiveness of this Amendment); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by restating the definitions of “Applicable Facility Fee”, “Applicable Margin”, “Capitalization Rate”, “Regulatory Change”, and “Termination Date,” in Section 1.1. in their entirety to read as follows:

“Applicable Facility Fee” means the percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof:

Level	Facility Fee
1	0.175%
2	0.200%
3	0.250%
4	0.350%
5	0.450%

Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee. The provisions of this definition shall be subject to Section 2.4.(c).

“Applicable Margin” means the percentage rate set forth below corresponding to the Level (each a “Level”) into which the Borrower’s Credit Rating then falls.  As of the Agreement Date, the Applicable Margin is determined based on Level 4.  Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the

Borrower in accordance with Section 8.4.(m) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed.  During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable Margin shall be determined based on the Level corresponding to the higher of such two Credit Ratings.  During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating.  During any period that the Borrower has not received a Credit Rating from any Rating Agency, then the Applicable Margin shall be determined based on Level 5.  The provisions of this definition shall be subject to Section 2.4.(c).

Level	Borrower’s Credit Rating (S&P/Moody’s)	Applicable Margin
1	A-/A3 or better	1.000%
2	BBB+/Baa1	1.075%
3	BBB/Baa2	1.250%
4	BBB-/Baa3	1.500%
5	Lower than BBB-/Baa3	1.850%

“Capitalization Rate” means 7.75%.

“Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.  Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

“Termination Date” means October 19, 2015, or such later date to which the Termination Date may be extended pursuant to Section 2.12.

(b)           The Credit Agreement is amended by restating Section 3.5.(d) thereof in its entirety to read as follows:

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Extension Fee.  If the Borrower exercises its right to extend the Termination Date in accordance with Section 2.12., the Borrower agrees to pay to the Administrative Agent for the account of each Lender a fee equal to two-tenths of one percent (0.20%) of the amount of such Lender’s Commitment (whether or not utilized).  Such fee shall be due and payable in full on the date the Administrative Agent receives the Extension Request pursuant to such Section.

(c)           The Credit Agreement is amended by restating the first sentence of Section 2.15. thereof in its entirety to read as follows:

The Borrower shall have the right at any time and from time to time during the period beginning on the Effective Date to but excluding the Termination Date to request increases in the aggregate amount of the Commitments by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Commitments shall not exceed $1,100,000,000 (less the aggregate amount of reductions of Commitments effected pursuant to Section 2.11.).

(d)           The Credit Agreement is amended by deleting Schedule I attached thereto and replacing it with Schedule I attached hereto.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and all of the Lenders;

(b)           An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)           An opinion of counsel to the Borrower and the other Loan Parties addressed to the Administrative Agent and the Lenders regarding such matters as the Administrative Agent may reasonably request;

(d)           Evidence that all fees payable by the Borrower to the Administrative Agent and the Lenders in connection with this Amendment have been paid; and

(e)           Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective

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terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Reallocations.  The Administrative Agent, the Borrower and each Lender agree that upon the effectiveness of this Amendment, the amount of such Lender’s Commitment is as set forth on Schedule I attached hereto. Simultaneously with the effectiveness of this Amendment, the Commitments of each of the Lenders, the outstanding amount of all outstanding Revolving Loans and the participations of the Lenders in outstanding Letters of Credit shall be reallocated among the Lenders in accordance with their respective Commitment Percentages (determined in accordance with the amount of each Lender’s Commitment set forth on Schedule I attached hereto), and in order to effect such reallocations, each Lender whose Commitment exceeds its Commitment immediately prior to the effectiveness of this Amendment (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Commitments of the Lenders whose Commitments are less than their respective Commitments immediately prior to the effectiveness of this Amendment (each an “Assignor Lender”), so that the Commitments of each Lender will be as set forth on Schedule I attached hereto.  Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for replacement Revolving Notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amount of their respective Commitments, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived).  The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection

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with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

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[Signature Page to First Amendment to Credit Agreement

for Government Properties Income Trust]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Frederick G. Bright
	Name:	Frederick G. Bright
	Title:	Vice President

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[Signature Page to First Amendment to Credit Agreement

for Government Properties Income Trust]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael W. Edwards
	Name:	Michael W. Edwards
	Title:	Senior Vice President

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[Signature Page to First Amendment to Credit Agreement

for Government Properties Income Trust]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Heller
	Name:	David Heller
	Title:	Vice President

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for Government Properties Income Trust]

REGIONS BANK, as a Lender

By:	/s/ Thomas K. Day
	Name:	Thomas K. Day
	Title:	Managing Director

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[Signature Page to First Amendment to Credit Agreement

for Government Properties Income Trust]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

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for Government Properties Income Trust]

COMPASS BANK, as a Lender

By:	/s/ Keely W. McGee
	Name:	Keely W. McGee
	Title:	Senior Vice President

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[Signature Page to First Amendment to Credit Agreement

for Government Properties Income Trust]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas E. Blackman
	Name:	Douglas E. Blackman
	Title:	Senior Vice President

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TD BANK, N.A., as a Lender

By:	/s/ Adam Whitehouse
	Name:	Adam Whitehouse
	Title:	Vice President

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for Government Properties Income Trust]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

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[Signature Page to First Amendment to Credit Agreement

for Government Properties Income Trust]

UNION BANK, N.A., as a Lender

By:	/s/ Robert Ryan
	Name:	Robert Ryan
	Title:	Vice President

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for Government Properties Income Trust]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert M. Searson
	Name:	Robert M. Searson
	Title:	Senior Vice President

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COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

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for Government Properties Income Trust]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Yuji Kozawa
	Name:	Yuji Kozawa
	Title:	Executive Director

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CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

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RBS CITIZENS, N.A., as a Lender

By:	/s/ Lisa M. Greeley
	Name:	Lisa Greeley
	Title:	Senior Vice President

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UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

SCHEDULE I

Commitments

Lender	Commitment Amount
WELLS FARGO BANK, NATIONAL ASSOCIATION	$72,500,000
BANK OF AMERICA, N.A.	$60,000,000
U.S. BANK NATIONAL ASSOCIATION	$50,000,000
REGIONS BANK	$45,000,000
ROYAL BANK OF CANADA	$45,000,000
COMPASS BANK	$40,000,000
PNC BANK, NATIONAL ASSOCIATION	$40,000,000
TD BANK, N.A.	$40,000,000
CAPITAL ONE, N.A.	$35,000,000
UNION BANK, N.A.	$35,000,000
BRANCH BANKING AND TRUST COMPANY	$25,000,000
COMERICA BANK	$22,500,000
SUMITOMO MITSUI BANKING CORPORATION	$20,000,000
CITIBANK, N.A.	$5,000,000
MORGAN STANLEY BANK, N.A.	$5,000,000
RBS CITIZENS, N.A.	$5,000,000
UBS LOAN FINANCE LLC	$5,000,000

TOTAL	$550,000,000

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of October 18, 2011 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Government Properties Income Trust, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 28, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of October 28, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

GOV LAKEWOOD PROPERTIES TRUST
GOV GRAND OAK PROPERTIES TRUST
GOVERNMENT PROPERTIES INCOME TRUST LLC
GPT PROPERTIES TRUST
GPT PROPERTIES LLC

By:
Name:
Title:

GPT REALTY TRUST

By:
Name:
Title:

Address for Notices for all Guarantors:

c/o Government Properties Income Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
Attention:	Chief Financial Officer
Telecopier:	(617) 332-2261
Telephone:	(617) 332-3990

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